SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                October 15, 2003
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                             Synovus Financial Corp.
                             ----------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                      1-10312                    58-1134883
--------------               ---------------              ---------------
(State of                    (Commission File            (IRS Employer
  Incorporation)               Number)                    Identification Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (706) 649-2267
                                  -------------
              (Registrant's telephone number, including area code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.
------   ------------------------

Item 12. Results of Operations and Financial Condition.
-------  ---------------------------------------------

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On October 15, 2003, the Registrant issued a press release and will hold an investor call and webcast to disclose financial results for the third quarter ended September 30, 2003. The press release and Supplemental Information for use at this investor call are furnished herewith as Exhibits 99.1 and 99.2 and incorporated herein by reference.


Exhibit Index
-------------

        99.1 - Registrant's press release dated October 15, 2003.

        99.2 - Supplemental Information prepared for use with the press release.

                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYNOVUS FINANCIAL CORP.
                                       ("Registrant")


Dated: October 15, 2003                By:/s/ Kathleen Moates
       -------------------------          --------------------------------
                                           Kathleen Moates
                                           Senior Deputy General Counsel